Quarterly Holdings Report
for

Fidelity® Disruptive Communications Fund

August 31, 2020

DSC-QTLY-1020
1.9897381.100

Schedule of Investments August 31, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
COMMUNICATION SERVICES - 57.4%
Diversified Telecommunication Services - 6.6%
China Tower Corp. Ltd. (H Shares) (a)	2,571,458	$489,861
Iridium Communications, Inc. (b)	8,645	242,146
Liberty Global PLC Class A (b)	12,819	299,580
Liberty Latin America Ltd. Class C (b)	19,558	186,583
Masmovil Ibercom SA (b)	21,094	564,871
		1,783,041
Entertainment - 10.3%
Activision Blizzard, Inc.	15,712	1,312,266
DouYu International Holdings Ltd. ADR (b)	87,021	1,456,732
		2,768,998
Interactive Media & Services - 25.3%
Alphabet, Inc. Class A (b)	881	1,435,616
ANGI Homeservices, Inc. Class A (b)	31,818	441,475
Facebook, Inc. Class A (b)	6,131	1,797,609
Snap, Inc. Class A (b)	20,812	470,143
Tencent Holdings Ltd.	10,670	728,957
Twitter, Inc. (b)	33,294	1,351,071
Yahoo! Japan Corp.	85,361	568,187
		6,793,058
Media - 9.3%
DISH Network Corp. Class A (b)	40,305	1,431,634
Liberty Broadband Corp. Class A (b)	7,607	1,051,211
		2,482,845
Wireless Telecommunication Services - 5.9%
T-Mobile U.S., Inc.	13,591	1,585,798

TOTAL COMMUNICATION SERVICES		15,413,740

CONSUMER DISCRETIONARY - 9.8%
Internet & Direct Marketing Retail - 9.8%
Alibaba Group Holding Ltd. sponsored ADR (b)	2,247	644,956
Amazon.com, Inc. (b)	455	1,570,187
Rakuten, Inc.	48,480	427,058
		2,642,201
ENERGY - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Reliance Industries Ltd. sponsored GDR (a)	3,153	182,559
INDUSTRIALS - 4.6%
Construction & Engineering - 1.3%
Dycom Industries, Inc. (b)	5,570	342,611
Road & Rail - 3.3%
Uber Technologies, Inc. (b)	26,805	901,452

TOTAL INDUSTRIALS		1,244,063

INFORMATION TECHNOLOGY - 23.4%
Communications Equipment - 10.8%
Arista Networks, Inc. (b)	3,921	876,147
CommScope Holding Co., Inc. (b)	99,349	1,023,295
F5 Networks, Inc. (b)	7,555	999,753
		2,899,195
Electronic Equipment & Components - 2.6%
Corning, Inc.	21,475	697,079
Semiconductors & Semiconductor Equipment - 6.4%
Impinj, Inc. (b)	8,981	219,585
Lam Research Corp.	753	253,264
NXP Semiconductors NV	3,268	410,984
ON Semiconductor Corp. (b)	27,562	589,000
Renesas Electronics Corp. (b)	38,154	240,275
		1,713,108
Software - 3.6%
RingCentral, Inc. (b)	825	239,885
Zoom Video Communications, Inc. Class A (b)	2,299	747,405
		987,290

TOTAL INFORMATION TECHNOLOGY		6,296,672

REAL ESTATE - 2.0%
Equity Real Estate Investment Trusts (REITs) - 2.0%
American Tower Corp.	2,122	528,696
TOTAL COMMON STOCKS
(Cost $22,787,086)		26,307,931

Money Market Funds - 1.2%
Fidelity Cash Central Fund 0.12% (c)
(Cost $318,122)	318,058	318,122
TOTAL INVESTMENT IN SECURITIES - 99.1%
(Cost $23,105,208)		26,626,053
NET OTHER ASSETS (LIABILITIES) - 0.9%		238,070
NET ASSETS - 100%		$26,864,123

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $672,420 or 2.5% of net assets.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$162
Total	$162

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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